UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2007

CHECKPOINT SYSTEMS, INC.
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(Exact name of Registrant as specified in its Articles of Incorporation)

                                                                                    Pennsylvania                           22-1895850
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                           (State of Incorporation)      (IRS Employer Identification No.)

101 Wolf Drive, PO Box 188, Thorofare, New Jersey             08086
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               (Address of principal executive offices)                          (Zip Code)

856-848-1800
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(Registrant's telephone number, including area code)

N/A
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(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Craig Burns as Executive Vice President, Chief Financial Officer and Treasurer

    On December 6, 2007, Craig Burns resigned as Executive Vice President, Chief Financial Officer and Treasurer of Checkpoint Systems, Inc. (the “Company”) to pursue other employment opportunities. Mr. Burns will remain as an employee with the Company until December 31, 2007. Mr. Burns’ departure did not result from any disagreement with the Company.

Appointment of Raymond Andrews as Senior Vice President and Chief Financial Officer

On December 6, 2007, the Company announced the appointment of Raymond Andrews, 54, to serve as Senior Vice President and Chief Financial Officer of the Company, effective immediately.

Prior to his appointment as Senior Vice President and Chief Financial Officer, Mr. Andrews served as Vice President, Chief Accounting Officer since August 2005. He previously served as Controller of INVISTA S.a’r.l., a subsidiary of Koch Industries, where he oversaw the company’s accounting operations in North and South America, Europe and Asia. Prior to the acquisition by Koch Industries, Mr. Andrews was Director of Accounting Operations of INVISTA Inc. From 1998 to 2002, Mr. Andrews served as Controller for DuPont Pharmaceuticals Company and then Bristol-Myers Squibb Pharma Company, a subsidiary of Bristol-Myers Squibb, when that company acquired DuPont Pharmaceuticals in 2001. Prior to being appointed Controller, he held positions of increasing responsibility at DuPont Merck Pharmaceutical Company and the DuPont Company. Mr. Andrews is a Certified Public Accountant.

A copy of the Company’s press release regarding these events is incorporated by reference as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits:

Exhibit Number Description

99.1 Press Release dated December 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKPOINT SYSTEMS, INC.

Date: December 6, 2007	By:	/s/ George W. Off

Title Chairman and Chief Executive Officer

Checkpoint Systems, Inc.

Index of Exhibits

Exhibit Number Description

99.1 Press Release dated December 6, 2007.